                                                                    Exhibit 10.2


This instrument prepared by
and upon recording return to:

Dawn Helms Sharff, Esq.
Walston, Wells, Anderson & Bains, LLP
505 20th Street North, Suite 500
Birmingham, AL 35203
205-251-9600

STATE OF GEORGIA  )

FULTON COUNTY              )

                     FIRST AMENDMENT TO DEED TO SECURE DEBT,
              SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES

                  This First Amendment to Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases ( this "First Amendment") is executed as of this 21st day of December, 2002, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the "Grantor"), and AMSOUTH BANK, a state banking corporation (the "Bank").

                                    Recitals

                  A. The Grantor executed in favor of the Bank that certain Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases dated as of August 31, 2001, recorded in the Office of the Clerk of Superior Court of Fulton County, Georgia, in Deed Book 30956, at page 194 (the "Agreement"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Agreement.

                  B. The parties desire to increase the amount of the loan evidenced by the Note and to extend the maturity date described therein, and have agreed to execute this First Amendment to reflect such increase and extension.

                                    Agreement

                  NOW, THEREFORE, in consideration of the Recitals, the Grantor and the Bank hereby amend the Agreement as follows:

         1. Recital A is hereby deleted in its entirety and replaced with the following:

                  A. The Grantor is justly indebted to the Bank in the principal sum of $3,700,000, as evidenced by an increased, amended and restated promissory note executed by the Grantor, which note is payable in full on April 30, 2002, and bears interest as provided therein (the "Note").

         2. The third paragraph of page 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  THIS INSTRUMENT is a deed passing the title to the Property to the Bank and is made under the laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the payment of the Debt, as described above, which includes, without limitation: (a) the debt evidenced by the Note dated December 21, 2001, made by Grantor to the order of the Bank in the principal amount of $3,700,000, with the final payment being due on or before April 30, 2002, together with any and all renewals, modifications, consolidations, replacements and extensions thereof; and (b) any and all additional advances made or costs or expenses incurred by the Bank to protect or preserve the Property or the security interest created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any Grantor's obligations hereunder, or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Property at the time such advances are made or costs or expenses incurred).

                  Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  The Grantor represents and warrants that the representations and warranties set forth in the Agreement are as true and correct on the date hereof as when initially made, except as such representation or warranty expressly relates to another date.

                  The Grantor acknowledges and agrees that there are no offsets or defenses to the obligations set forth in the Agreement, as hereby amended, and represents that there are no Events of Default existing on the date hereof, nor are there any facts or consequences which will or could lead to an Event of Default under the Agreement.

                  IN WITNESS WHEREOF, the Grantor and the Bank have caused this First Amendment to be executed by their duly authorized respective representatives as of the date first set forth above.

Signed, sealed and                              ROBERTS PROPERTIES RESIDENTIAL, L.P., delivered
in the                                          a Georgia limited partnership
presence of:
                                                By:      RobertsRealty Investors, Inc., a Georgia
                                                         corporation, sole general partner
/s/ Alvin H. Tanner
----------------------------------
Unofficial Witness                                   By: /s/ Charles R. Elliott
                                                         -------------------------------------------
                                                         Charles R. Elliott, Secretary and Treasurer

/s/ Joanne M. Roberts                                    (CORPORATE SEAL)
----------------------------------
Notary Public

AFFIX SEAL

My Commission expires:

             8/16/02
----------------------------------




Signed, sealed                                  AMSOUTH BANK, an Alabama banking a
and delivered                                        corporation
In the presence of:

/s/ Tina St. John                               By:  /s/ Lawrence Clark
----------------------------------                   ---------------------------------------------
Unofficial Witness                                       Its Vice President


/s/ Diann S. Smith
----------------------------------
Notary Public

AFFIX SEAL

My commission expires:

       10/27/02
----------------------

                                       3